UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22011

MORGAN STANLEY EMERGING MARKETS DOMESTIC DEBT FUND, INC.
(Exact name of registrant as specified in charter)

522 FIFTH AVENUE NEW YORK, NY			10036
(Address of principal executive offices)			(Zip code)

RANDY TAKIAN 522 FIFTH AVENUE NEW YORK, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-231-2608

Date of fiscal year end:	10/31

Date of reporting period:	4/30/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INVESTMENT MANAGEMENT

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (EDD)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual Report

April 30, 2010

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended April 30, 2010, the Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the “Fund”) had total returns of 12.25% based on net asset value and 19.91%, based on market value per share (including reinvestment of distributions), compared to its benchmark, the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index (the “Index”) which returned 9.09%. On April 30, 2010, the closing price of the Fund’s shares on the New York Stock Exchange was $15.85, representing a 9.2% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•                  During the six-month period ended April 30, 2010, emerging markets domestic debt, as measured by the Index, returned 9.09%.

•                  Overall, the period was favorable for all fixed income assets, which were supported by a positive macro backdrop of benign economic data and unchanged monetary policy in the G-3 (European Union, U.S., Japan). In addition, important policy decisions influenced global markets, including the passage of U.S. health care reform and sovereign risk-related issues, especially in Greece and peripheral Europe.

•                  Against this backdrop, emerging market (EM) debt strongly outperformed developed market debt, especially in first quarter of 2010. This trend is expected to continue given the more pronounced recovery and robust fundamentals in emerging economies.  Flows into EM bonds reached record levels, bolstered by the outperformance of EM economies and by a search for higher-yielding assets.

•                  Meeting this record demand has been record issuance.  EM issuance since the start of this year reached $81 billion (USD) and was almost evenly divided between sovereign debt (USD $41 billion) and corporate debt (USD $40 billion). Despite the heavy sovereign debt issuance, a crowding out effect on corporate debt issuance has not yet materialized; in the last two months of the reporting period, the pace of corporate debt issuance accelerated to the level of sovereign debt issuance.  In terms of regional distribution, as of the end of the first quarter of 2010, EMEA (Europe, Middle East and Africa) leads with 48% of total issuance, followed by Latin America (33%) and Asia (19%).

•                  Important EM-related developments in recent months included Argentina’s filing of amendments to its debt swap documentation with U.S. regulators, thereby pushing the restructuring process forward.  A successful restructuring of Argentina’s defaulted debt would be considered a significant step towards normalizing the country’s relations with the international community and potentially regaining its access to the capital markets.  Ukraine had its outlook raised to stable by Fitch following a rating increase by S&P, while Moody’s upgraded its outlook for Bulgaria from stable to positive, mainly due to Bulgaria’s fiscal discipline.  This was Moody’s first positive action on an EU country since July 2008.  In Asia, S&P raised the long term foreign currency rating of Indonesia from BB- to BB, citing the country’s improving government debt ratio and growing foreign currency reserves as contributing factors to the upgrade.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont’d)

Management Strategies

•                  Positive contributors to the Fund’s relative returns during the six-month period included yield curve positioning in Brazil, Mexico, Turkey, and Indonesia.  External Venezuelan and Ukraine debt also aided relative returns.  Conversely, detractors from relative performance were an underweight to Malaysia and positioning in Russia, Thailand and South Africa.

•                  During the review period, the Fund maintained an average interest rate duration slightly longer than that of the Index.

•                  The largest country and currency overweights in the Fund relative to the Index during the period were Mexico, Brazil and Turkey. The largest underweights for both country exposure and currency were Poland and Thailand.

Sincerely,

Randy Takian
President and Principal Executive Officer	May 2010

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

Portfolio of Investments

(Showing Percentage of Total Value of Investments)

	Face
	Amount		Value
	(000)		(000)
DEBT INSTRUMENTS (94.0%)
Brazil (15.6%)
Sovereign (15.6%)
Brazil Notas do Tesouro Nacional,
10.00%, 7/1/10	BRL	108,810	$62,621
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/14		311,727	166,766
Federative Republic of Brazil,
10.00%, 1/1/17		23,931	12,348
			241,735
Colombia (3.3%)
Sovereign (3.3%)
Republic of Colombia,
9.85%, 6/28/27	COP	46,000,000	29,388
12.00%, 10/22/15		33,000,000	21,313
			50,701
Ecuador (0.4%)
Sovereign (0.4%)
Republic of Ecuador,
9.38%, 12/15/15		$7,000	6,563

Hungary (11.1%)
Sovereign (11.1%)
Republic of Hungary,
6.75%, 2/24/17	HUF	13,796,620	70,212
7.25%, 6/12/12		776,500	3,982
8.00%, 2/12/15		18,329,840	98,450
			172,644
Indonesia (12.8%)
Corporate (0.3%)
Pindo Deli Finance Mauritius,
Tranche A, Zero Coupon, 4/28/15 (a)(b)(c)		$137	33
Tranche A, Zero Coupon, 4/28/15 (a)(b)(c)(d)		1,391	337
Tranche B, Zero Coupon, 4/28/18 (a)(b)(c)(d)		8,336	1,063
Tranche C, Zero Coupon, 4/28/25 (a)(b)(c)(d)		2,227	44
Tjiwi Kimia Finance Mauritius Ltd.,
Tranche A, Zero Coupon, 4/28/15 (a)(b)(c)		627	146
Tranche A, Zero Coupon, 4/28/15 (a)(b)(c)(d)		4,152	965
Tranche B, Zero Coupon, 4/28/18 (a)(b)(c)(d)		9,360	1,849
Tranche C, Zero Coupon, 4/28/27 (a)(b)(c)(d)		998	20
			4,457
Sovereign (12.5%)
Barclays Bank plc, Indonesia Government Bonds, Credit Linked Notes,
10.00%, 7/17/17	IDR	750,000,000	90,210
Credit Suisse, Indonesia Government Bonds, Credit Linked Notes,
10.00%, 7/15/17		154,683,530	18,605
Deutsche Bank AG, Indonesia Government Bonds, Credit Linked Notes,
11.00%, 11/15/20		60,000,000	7,820
11.50%, 9/15/19		235,000,000	32,116
12.80%, 6/15/21		150,000,000	22,219
JPMorgan Chase & Co., London, Indonesia Government Bonds, Credit Linked Notes,
10.00%, 7/15/17		192,525,000	23,157
			194,127
			198,584
Malaysia (4.3%)
Sovereign (4.3%)
Government of Malaysia,
3.72%, 6/15/12	MYR	85,000	27,135
3.83%, 9/28/11		105,030	33,500
5.09%, 4/30/14		18,200	6,067
			66,702
Mexico (15.8%)
Sovereign (15.8%)
Mexican Bonos,
7.75%, 12/14/17	MXN	515,924	43,353
8.00%, 12/17/15		101,200	8,630
9.50%, 12/18/14		360,000	32,631
10.00%, 12/5/24 - 11/20/36		1,628,375	161,472
			246,086

4	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face
	Amount		Value
	(000)		(000)
Peru (1.0%)
Sovereign (1.0%)
Peru Government Bond,
7.84%, 8/12/20	PEN	37,745	$15,058

South Africa (5.1%)
Sovereign (5.1%)
Republic of South Africa,
7.25%, 1/15/20	ZAR	491,400	60,710
8.00%, 12/21/18		140,000	18,437
			79,147
Thailand (5.1%)
Sovereign (5.1%)
Kingdom of Thailand,
4.25%, 3/13/13	THB	1,597,940	51,851
5.25%, 7/13/13 - 5/12/14		795,100	26,721
			78,572
Turkey (15.7%)
Sovereign (15.7%)
Republic of Turkey,
Zero Coupon,
5/11/11 - 1/25/12	TRY	367,998	222,876
10.00%, 2/15/12		18,320	14,116
16.00%, 3/7/12		9,340	6,993
			243,985
Venezuela (3.8%)
Sovereign (3.8%)
Republic of Venezuela,
9.25%, 9/15/27 - 5/7/28 (e)		$64,500	48,438
9.38%, 1/13/34		7,500	5,513
10.75%, 9/19/13		5,000	4,875
			58,826
TOTAL DEBT INSTRUMENTS (Cost $1,410,937)			1,458,603

LOANS (2.3%)
Colombia (0.9%)
Corporate (0.9%)
MFI WWB Cali,
12.50%, 2/28/11 (a)(c)(f)	COP	15,103,760	7,719
MFI WWB Popoyan,
12.50%, 2/28/11 (a)(c)(f)		13,215,790	6,755
			14,474
Kazakhstan (0.4%)
Corporate (0.4%)
MFI KMF,
15.50%, 2/28/11 (a)(c)(f)	KZT	905,197	5,934

Mexico (0.8%)
Corporate (0.8%)
MFI Finsol,
14.00%, 2/28/11 (a)(c)(f)	MXN	161,685	13,132

Peru (0.2%)
Corporate (0.2%)
MFI Confranz,
10.40%, 2/28/11 (a)(c)(f)	PEN	8,672	3,046
TOTAL LOANS (Cost $40,569)			36,586

	Shares
SHORT-TERM INVESTMENTS (3.7%)
United States (3.4%)
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (g)		52,651,965	52,652

	Face
	Amount
	(000)
United States (0.3%)
U.S. Treasury Security (0.3%)
U.S. Treasury Bill,
0.06%, 5/6/10 (h)		$4,297	4,297
TOTAL SHORT-TERM INVESTMENTS (Cost $56,949)			56,949
TOTAL INVESTMENTS (100.0%) (Cost $1,508,455)			1,552,138
LIABILITIES IN EXCESS OF OTHER ASSETS			(287,620)
NET ASSETS			$1,264,518

(a)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on April 30, 2010.
(b)	Issuer is in default.
(c)	Security has been deemed illiquid at April 30, 2010.
(d)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

The accompanying notes are an integral part of the financial statements.	5

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

(e)	Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of April 30, 2010.
(f)

At April 30, 2010, the Fund held approximately $36,586,000 of fair valued securities, representing 2.9% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Directors.

(g)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(h)	Rate shown is the yield to maturity at April 30, 2010.

Foreign Currency Exchange Contracts Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
BRL	170,000	$97,800	5/4/10	USD	93,289	$93,289	$(4,511)
BRL	170,000	97,204	6/2/10	USD	97,309	97,309	105
EUR	40,240	53,585	6/29/10	USD	57,839	57,839	4,254
USD	97,926	97,926	5/4/10	BRL	170,000	97,799	(127)
USD	23,622	23,622	7/28/10	KRW	27,544,068	24,792	1,170
USD	23,800	23,800	7/28/10	KRW	27,643,554	24,882	1,082
USD	59,646	59,646	7/19/10	MYR	192,000	60,030	384
USD	51,339	51,339	5/17/10	RUB	1,492,590	51,040	(299)
USD	6,328	6,328	5/17/10	RUB	184,640	6,314	(14)
		$511,250				$513,294	$2,044

BRL —	Brazilian Real
COP —	Colombian Peso
EUR —	Euro
HUF —	Hungarian Forint
IDR —	Indonesian Rupiah
KRW —	Korean Won
KZT —	Kazakhstan Tenge
MXN —	Mexican Peso
MYR —	Malaysian Ringgit
PEN —	Peruvian Sol
RUB —	Russian Ruble
THB —	Thailand Baht
TRY —	Turkish Lira
USD —	United States Dollar
ZAR —	South African Rand

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2010. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

		Level 2
		Other	Level 3
	Level 1	significant	Significant
	Quoted	observable	unobservable
	prices	inputs	inputs	Total
Investment Type	(000)	(000)	(000)	(000)
Assets:
Debt Instruments
Corporate	$—	$4,457	$—	$4,457
Sovereign	—	1,454,146	—	1,454,146
Total Debt Instruments	—	1,458,603	—	1,458,603
Foreign Currency Exchange Contracts	—	6,995	—	6,995
Loans	—	—	36,586	36,586
Short-Term Investments
Investment Company	52,652	—	—	52,652
U.S. Treasury Security	—	4,297	—	4,297
Total Short-Term Investments	52,652	4,297	—	56,949
Total Assets	52,652	1,469,895	36,586	1,559,133

6	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

Portfolio of Investments (cont’d)

Fair Value Measurement Information: (cont’d)

		Level 2
		Other	Level 3
	Level 1	significant	Significant
	Quoted	observable	unobservable
	prices	inputs	inputs	Total
Investment Type	(000)	(000)	(000)	(000)
Liabilities:
Foreign Currency Exchange Contracts	$—	$4,951	$—	$4,951
Reverse Repurchase Agreement	—	6,550	—	6,550
Total Liabilities	—	11,501	—	11,501
Total	$52,652	$1,458,394	$36,586	$1,547,632

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Loans
(000)
Balance as of 10/31/09	$35,146
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	1,440
Net purchases (sales)	—
Transfers in to Level 3	—
Transfers out of Level 3	—
Balance as of 4/30/10	$36,586
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 4/30/10.	$1,440

Portfolio Composition

Percentage of
Classification	Total Investments
Sovereign	93.7%
Other*	2.6
Short-Term Investments	3.7
Total Investments	100.0%

* Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010

Financial Statements

Statement of Assets and Liabilities

April 30, 2010
(unaudited)
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,455,803)	$1,499,486
Investment in Security of Affiliated Issuer, at Value (Cost $52,652)	52,652
Total Investments in Securities, at Value (Cost $1,508,455)	1,552,138
Interest Receivable	33,805
Unrealized Appreciation on Foreign Currency Exchange Contracts	6,995
Foreign Currency, at Value (Cost $5,450)	5,399
Receivable for Lehman Brothers Closed Reverse Repurchase Transactions	3,325
Dividends Receivable	1
Other Assets	1,139
Total Assets	1,602,802
Liabilities:
Payable For:
Line of Credit	325,018
Reverse Repurchase Agreement	6,559
Investment Advisory Fees	1,262
Custodian Fees	253
Administration Fees	101
Professional Fees	53
Unrealized Depreciation on Foreign Currency Exchange Contracts	4,951
Other Liabilities	87
Total Liabilities	338,284
Net Assets
Applicable to 72,431,536 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$1,264,518
Net Asset Value Per Share	$17.46
Net Assets Consist of:
Common Stock	$724
Paid-in Capital	1,303,492
Undistributed Net Investment Income	8,511
Accumulated Net Realized Loss	(94,362)
Unrealized Appreciation (Depreciation) on:
Investments	43,683
Foreign Currency Exchange Contracts and Translations	2,470
Net Assets	$1,264,518

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010

Financial Statements (cont’d)

Statement of Operations

Six Months Ended
April 30, 2010
(unaudited)
(000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$66,788
Dividends from Security of Affiliated Issuer	11
Total Investment Income	66,799
Expenses:
Investment Advisory Fees (Note B)	7,313
Custodian Fees (Note D)	648
Administration Fees (Note C)	585
Administrative Fees on Line of Credit (Note H)	490
Professional Fees	97
Stockholder Reporting Expenses	52
Commitment Fee (Note H)	24
Directors’ Fees and Expenses	14
Stockholder Servicing Agent Fees	4
Other Expenses	177
Expenses Before Non Operating Expenses	9,404
Interest Expense on Line of Credit (Note H)	4,060
Interest Expense on Reverse Repurchase Agreements	9
Total Expenses	13,473
Rebate from Morgan Stanley Affiliates (Note G)	(8)
Net Expenses	13,465
Net Investment Income	53,334
Net Realized Gain (Loss) on:
Investments	26,280
Foreign Currency Exchange Contracts	68
Foreign Currency Transactions	(10,666)
Futures Contracts	(461)
Net Realized Gain	15,221
Change in Unrealized Appreciation (Depreciation) on:
Investments	63,135
Foreign Currency Exchange Contracts	3,819
Foreign Currency Translations	67
Future Contracts	881
Change in Unrealized Appreciation (Depreciation)	67,902
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	83,123
Net Increase in Net Assets Resulting from Operations	$136,457

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010

Financial Statements (cont’d)

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30, 2010	October 31,
	(unaudited)	2009
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$53,334	$99,803
Net Realized Gain (Loss)	15,221	(91,724)
Net Change in Unrealized Appreciation (Depreciation)	67,902	338,396
Net Increase in Net Assets Resulting from Operations	136,457	346,475
Distributions from and/or in Excess of:
Net Investment Income	(43,459)	(36,497)
Return of Capital	—	(54,324)
Total Distributions	(43,459)	(90,821)
Capital Share Transactions:
Repurchase of Shares (0 and 853,200 shares)	—	(8,096)
Net Decrease in Net Assets Resulting from Capital Share Transactions	—	(8,096)
Total Increase	92,998	247,558
Net Assets:
Beginning of Period	1,171,520	923,962
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $8,511 and $(1,364))	$1,264,518	$1,171,520

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010

Financial Statements (cont’d)

Statement of Cash Flows

Six Months Ended
April 30, 2010
(unaudited)
(000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Long-Term Investments	$350,365
Purchase of Long-Term Investments	(393,727)
Net (Increase) Decrease in Short-Term Investments	(42,134)
Net (Increase) Decrease in Foreign Currency Holdings	(3,581)
Net Realized Gain (Loss) for Foreign Currency Transactions	(10,598)
Net Realized Gain (Loss) on Futures Contracts	(461)
Net Investment Income	53,334
Adjustments to Reconcile Net Investment Income to Net Cash Provided (Used) by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	(1,457)
Net (Increase) Decrease in Payables Related to Operations	(1,336)
Accretion/Amortization of Discounts and Premiums	(14,566)
Net Cash Provided (Used) by Operating Activities	(64,161)
Cash Flows From Financing Activities:
Cash Received for Reverse Repurchase Agreements	6,550
Cash Paid for Reverse Repurchase Agreements	(7,565)
Cash Paid for Line of Credit	108,500
Cash Distributions Paid	(43,459)
Net Cash Provided (Used) for Financing Activities	64,026
Net Increase (Decrease) in Cash	(135)
Cash at Beginning of Period	135
Cash at End of Period	$—

Supplemental Disclosure of Cash Flow Information:
Interest Paid on Line of Credit during the Period	$4,167
Interest Paid on Reverse Repurchase Agreements during the Period	25

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended April 30,		Year Ended October 31,		Period from April 24, 2007^ to
	2010 (unaudited)		2009	2008	October 31, 2007
Net Asset Value, Beginning of Period	$16.17		$12.61	$20.47	$19.10
Net Investment Income†	0.74		1.37	2.12	0.90
Net Realized and Unrealized Gain (Loss) on Investments	1.15		3.40	(7.49)	1.07
Total from Investment Operations	1.89		4.77	(5.37)	1.97
Distributions from and/or in excess of:
Net Investment Income	(0.60)		(0.50)	(2.40)	(0.60)
Net Realized Gain	—		—	(0.09)	—
Return of Capital	—		(0.75)	—	—
Total Distributions	(0.60)		(1.25)	(2.49)	(0.60)
Anti-Dilutive Effect of Share Repurchase Program	—		0.04	0.00 ‡	—
Net Asset Value, End of Period	$17.46		$16.17	$12.61	$20.47
Per Share Market Value, End of Period	$15.85		$13.75	$9.70	$18.93
TOTAL INVESTMENT RETURN:
Market Value	19.91	%#	57.23%	(39.43)%	(2.46	)%#
Net Asset Value(1)	12.25	%#	42.32%	(27.22)%	10.77	%#
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$1,264,518		$1,171,520	$923,962	$1,501,063
Ratio of Expenses to Average Net Assets	2.25	%*+	2.20%+	2.80%+	3.24	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.57	%*+	1.58%+	1.59%+	2.21	%*+
Ratio of Net Investment Income to Average Net Assets	8.92	%*+	9.60%+	11.90%+	8.88	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	20	%#	74%	130%	58	%#

^	Commencement of Operations
(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
#	Not Annualized
§	Amount is less than 0.005%
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized

12	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements

The Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (the “Fund”) was incorporated in Maryland on January 25, 2007 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek a high level of current income, with a secondary investment objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its managed assets in emerging markets domestic debt. To the extent the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to such securities, such investments will be counted for purposes of the Fund’s policy described in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risk of such derivative instruments as described herein.

A.    Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase.  Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

At April 30, 2010, the Fund had a reverse repurchase agreement outstanding with UBS Warburg as follows:

Maturity in
Less than
365 Days
Value of Securities Subject to Repurchase	$7,825,000
Liability Under Reverse Repurchase Agreement	$6,559,000
Weighted Average Days to Maturity	45.30

The weighted average weekly balance of reverse repurchase agreements outstanding during the six months ended April 30, 2010 was approximately $3,527,000 at a weighted average weekly interest rate of 0.50%.

3.              Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

—investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

—investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

(losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s managed assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Such investments may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.              Derivatives: The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain (loss) is generally recognized.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures: In respect to futures, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of “Due from (to) Broker” on the

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options: In respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Fund. The Fund may purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. The Fund may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Fund’s exposure to the underlying instrument. Writing a call options tend to decrease the Fund’s exposure to the underlying instruments. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps: In respect to swaps, the Fund is subject to equity risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

amount paid by one party to the other). The Fund’s obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. In a zero-coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with “Due from (to) Broker” on the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) “Balance Sheet” (ASC 210) (formerly known as FIN 39). Offsetting of Amounts Related to Certain Contracts an interpretation of ASC 210-20 (formerly known as APB No. 10 and SFAS 105) and are included within “Swap Agreements, at Value” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

This fee, when paid, is included within realized gain (loss) on swap agreements on the Statement of Operations.

The Fund adopted the provisions of the FASB ASC 815-10, “Derivatives and Hedging” (“ASC 815-10”) (formerly known as SFAS 133-1) and ASC 460-10, “Guarantees” (“ASC 460-10”) (formerly known as FIN 45-4): An Amendment of FASB ASC 815 (formerly known as SFAS 133) and ASC 460 (formerly known as FIN 45), effective November 30, 2008. ASC 815-10 and ASC 460-10 requires the seller of credit derivatives to provide additional disclosure about its credit derivatives. The Fund’s use of swaps may include those based on the credit of an underlying security and commonly referred to as credit default swaps. Where the Fund is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When the Fund is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities.

Structured Investments: The Fund also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Foreign Currency Forward Contracts: In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Securities Sold Short: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant spreads may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund adopted the provisions of FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective for the fiscal year ended October 31, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of April 30, 2010.

		Foreign
		Currency
	Statement of	Exchange
	Assets and	Contracts
Primary Risk Exposure	Liabilities	(000)
Assets:
Foreign Currency Contracts Risk	Receivables	$6,995
Liabilities:
Foreign Currency Contracts Risk	Payables	$4,951

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended April 30, 2010 in accordance with ASC 815.

Realized Gain (Loss)
	Derivative	Value
Primary Risk Exposure	Type	(000)
Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$68
Interest Rate Risk	Futures Contracts	(461)
Total		$(393)

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

Change in Unrealized Appreciation (Depreciation)
	Derivative	Value
Primary Risk Exposure	Type	(000)
Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$3,819
Interest Rate Risk	Futures Contracts	881
Total		$4,700

All open derivative positions at period end, if any, are reflected on the Fund’s Portfolio of Investments and the volume of these open positions relative to the net assets of the Fund is generally representative of open positions throughout the reporting period.

5.              Security Lending: At a meeting held on September 23-24, 2009, the Directors authorized the Fund to lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. As of April 30, 2010, there were no securities out on loan.

6.              Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability.  ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•                  Level 1 — quoted prices in active markets for identical securities

•                  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities, are not necessarily an indication of the risk associated with investing in those securities.

7.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date, (except for certain dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.    Investment Advisory Fees: Morgan Stanley Investment Management Inc. (“MS Investment Management” or the “Adviser”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund’s average weekly managed assets.

C.    Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly managed assets. Under a sub-administration

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

agreement in effect until May 23, 2010 between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the Administration Agreement, except pricing services and extraordinary expenses, are covered under the administration fee.

D.    Custodian Fees: JPMorgan Chase Bank, N.A., (the “Custodian”) and its affiliates served as Custodian for the Fund until May 23, 2010. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” in the Statement of Operations.

E.     Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

FASB ASC 740-10 “Income Taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the three year period ended October 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid from net investment income during the fiscal year ended 2009 and 2008 was as follows.

2009 Distributions			2008 Distributions
Paid From:			Paid From:
(000)			(000)
		Long-term		Long-term
Ordinary	Return of	Capital	Ordinary	Capital
Income	Capital	Gain	Income	Gain
$36,497	$54,324	$—	$182,057	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to gains and losses on currency, swap transactions, net operating loss and return of

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

capital, resulted in the following reclassifications among the components of net assets at October 31, 2009:

Increase (Decrease)
Undistributed
(Distributions in
Excess of)	Accumulated
Net Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$(35,189)	$63,368	$(28,179)

At October 31, 2009, the Fund had no distributable earnings on a tax basis.

At April 30, 2010, the U.S. Federal income tax cost basis of investments was $1,508,455,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $43,683,000 of which $88,126,000 related to appreciated securities and $44,443,000 related to depreciated securities.

At October 31, 2009, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $99,041,000 available to offset against future capital gains, of which $65,470,000 will expire on October 31, 2016 and $33,571,000 will expire on October 31, 2017.

F.     Contractual Obligations: The Fund enters into contracts that exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.    Security Transactions and Transactions with Affiliates:

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the “Liquidity Funds”), an open-ended management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended April 30, 2010, advisory fees paid were reduced by approximately $8,000 relating to the Fund’s investment in the Liquidity Funds.

A summary of the Fund’s transactions in shares of the Liquidity Funds during the six months ended April 30, 2010 is as follows:

Market				Market
Value				Value
October 31,	Purchases	Sales	Dividend	April 30,
2009	at Cost	Proceeds	Income	2010
(000)	(000)	(000)	(000)	(000)
$7,565	$243,638	$198,551	$11	$52,652

During the six months ended April 30, 2010, the Fund made purchases and sales totaling approximately $350,158,000 and $283,678,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the six months ended April 30, 2010, the Fund incurred no brokerage commissions with Morgan Stanley & Co., Incorporated, an affiliated broker/dealer.

H.    Credit Facility: The Fund will use the proceeds from the use of leverage to purchase additional securities consistent with the Fund’s investment objectives, policies and strategies. The Fund has engaged JPMorgan Securities Inc. to arrange a syndicate of lenders to provide a revolving line of credit facility in the amount of $275,000,000. Pursuant to the agreement among the parties, JPMorgan Chase Bank, N.A., as lender (the “Lender”) has agreed to commit up to $55,000,000 of the facility amount. The facility is expected to have the following terms and conditions, among others: The term of the facility is 364 days, which term may be extended under certain conditions. The loans under the facility will bear interest at a rate per annum, at the rate of LIBOR for the applicable interest period plus a spread. The loans will be secured by a fully perfected first priority lien on all of the assets of the Fund capable of being pledged. There will be a commitment fee on the unused portion of the facility in the amount of 0.50% of the

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

average daily unused portion of the credit facility. Effective April 29, 2010 the credit facility has been amended. The Fund has engaged JPMorgan Securities Inc. to arrange a syndicate of lenders to provide a revolving line of credit facility in the amount of $325,000,000 and increased to $400,000,000 as of May 13, 2010. Pursuant to the agreement among the parties, JPMorgan Chase Bank, N.A. has agreed to commit up to $75,000,000. The loans under the facility will bear interest at a rate per annum, at the rate of LIBOR for the applicable interest period plus a spread. The loans will be secured by a fully perfected first priority lien on all of the assets of the Fund capable of being pledged. There will be a commitment fee on the unused portion of the facility in the amount of 0.375% of the average daily unused portion of the credit facility. The average borrowings and interest rate for the six months ended April 30, 2010 were approximately $266,180,000 and 3.04%, respectively, during a period of 181 days. During the same period, the Fund incurred approximately $4,060,000 in interest expense associated with the outstanding balances.

I.      Other: On June 20, 2007, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. For the six months ended April 30, 2010, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 886,200 of its shares at an average discount of 23.87% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On January 8, 2010, the Directors of the Fund approved the conversion of Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company effective May 24, 2010.

J.     Supplemental Proxy Information: On June 16, 2010, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhold
Frank L. Bowman	62,299,692	2,649,468
James F. Higgins	62,071,958	2,877,202
Manuel H. Johnson	62,302,764	2,646,396

K.    Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the SEC on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling toll free 1 (800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s web site at www.sec.gov.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

Portfolio Management

The Fund is managed by members of the Emerging Markets Debt team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Eric J. Baurmeister and Federico L. Kaune, each a Managing Director of the Adviser. Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund at its inception. Mr. Kaune has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund at its inception.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

Dividend Reinvestment Plan

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1 (800) 231-2608

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•                  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•                  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•                  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•                  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

U.S. Privacy Policy (cont’d)

•                  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies. “ “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you.  Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

U.S. Privacy Policy (cont’d)

eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•                  Calling us at (800) 231-2608

Monday–Friday between 9a.m. and 6p.m. (EST)

•                  Writing to us at the following address:

Morgan Stanley Closed-End Privacy Department

Harborside Financial Center, Plaza Two, 3rd Floor

Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

April 30, 2010 (unaudited)

U.S. Privacy Policy (cont’d)

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department

Harborside Financial Center, Plaza Two, 3rd Floor

Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

©2010 Morgan Stanley

(This Page has been left blank intentionally.)

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Directors
Michael E. Nugent	Kevin Klingert
Vice President
Frank L. Bowman
Stefanie V. Chang Yu
Michael Bozic	Vice President

Kathleen A. Dennis	Francis J. Smith
Treasurer and Chief Financial Officer
James F. Higgins
Mary Ann Picciotto
Dr. Manuel H. Johnson	Chief Compliance Officer

Joseph J. Kearns	Mary E. Mullin
Secretary
Michael F. Klein

W. Allen Reed

Fergus Reid

Officers
Michael E. Nugent
Chairman of the Board and Director

Randy Takian
President and Principal Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111-2101

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2010 Morgan Stanley

MSIFEDDSAN

IU10-024391-Y04/10

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

None

The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)  Code of Ethics - Not applicable for semiannual reports.

(b)  A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
June 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
June 22, 2010

/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer
June 22, 2010